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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  __________

                                   Form 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                 June 23, 1999
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               Date of Report (Date of earliest event reported)


                             CHATWINS GROUP, INC.
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            (Exact name of Registrant as Specified in its Charter)


          Delaware                33-63274                74-2156829
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      (State or other      (Commission File No.)        (IRS Employer
       jurisdiction                                   Identification No.)
      of incorporation)


   300 Weyman Plaza, Suite 340, Pittsburgh, Pennsylvania              15236
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(Address of Principal Executive Offices)                            (Zip Code)


                                 412-885-5501
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             (Registrant's telephone number, including area code)


                                Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)       (Zip Code)

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ITEM 5.     Other Events
            ------------

     On June 23, 1999, Chatwins Group, Inc. (the "Company") sent a "Notice of Termination of Extension of Request to Withdraw Tendered Securities" (the "Notice") to the holders of the Company's 13% Senior Notes due 2003 (the "Securities") who tendered Securities (the "Tendered Securities") pursuant to a Purchase Offer made by the Company on May 12, 1999 to purchase 50% of the originally issued principal amount of Securities. A copy of the Notice is attached hereto as Exhibit 20.4.

     On June 23, 1999, the Company also delivered a Notice of Cure of Event of Default (the "Cure Notice") to State Street Bank and Trust Company, as successor Trustee to the First National Bank of Boston (the "Trustee") under the Indenture, dated as of May 1, 1993, between the Company and the Trustee, describing that the Company has cured the Event of Default that occurred when the Company failed to timely fulfill its obligations under the Purchase Offer by purchasing the Tendered Securities. A copy of the Cure Notice is attached hereto as Exhibit 20.5.


ITEM 7.     Exhibits
            --------

            (c)     Exhibits

                    20.4 Notice, dated June 23, 1999, of Termination of Extension of Request to Withdraw Tendered Securities to Holders of Senior Notes tendered to Chatwins Group, Inc.

                    20.5 Notice, dated June 23, 1999, to the Trustee of Cure of Event of Default.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CHATWINS GROUP, INC.



Dated:  June 25, 1999                    By:/s/John M. Froehlich
                                            ----------------------------------
                                               John M. Froehlich
                                               Chief Financial Officer

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                                EXHIBIT INDEX

Exhibit Number            Description of Exhibit
--------------            ----------------------

    20.4 Notice, dated June 23, 1999, of Termination of Extension of Request to Withdraw Tendered Securities to Holders of Senior Notes tendered to Chatwins Group, Inc.

    20.5 Notice, dated June 23, 1999, to the Trustee of Cure of Event of Default.